UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 20, 2007

                               ES BANCSHARES, INC.
                               -------------------
             (Exact Name of Registrant as Specified in its Charter)

    Maryland                        000-52178                        20-4663714
------------------------------      ---------                        -----------
(State or Other Jurisdiction)       (Commission File No.)       (I.R.S. Employer
  of Incorporation)                                          Identification No.)


68 North Plank Road, Newburgh, New York                              12550
---------------------------------------                              -----
(Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code:  (845) 561-0003
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 5.02.  Departure of Directors or Certain  Officers;  Election of Directors;
            Appointment of Certain Officers; Compensatory Arrangements of
            Certain Officers.
            -----------------

     On August 20, 2007, the boards of directors of ES Bancshares, Inc. (the "Company") and its wholly owned subsidiary, Empire State Bank, N.A. (the "Bank") announced that they have accepted the resignation of Richard B. Rowley as a member of the board of the Company and the Bank. Mr. Rowley had served on the Company's Audit Committee.

     As stated in Mr. Rowley's resignation letter, he is resigning for personal reasons which are unrelated to the Company and the Bank. Mr. Rowley's resignation will be effective on August 20, 2007.




Item 9.01.        Financial Statements and Exhibits.

       (a)                      Not Applicable.

       (b)                      Not Applicable.

       (c)                      Not Applicable.

       (d)                      Not Applicable.
















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      ES BANCSHARES, INC.


DATE:  August 22, 2007                By:  /s/ Philip Guarnieri
                                      ---------------------
                                      Philip Guarnieri
                                      President and Chief Operating Officer